SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2003

                              AOL TIME WARNER INC.

             (Exact name of registrant as specified in its charter)


           Delaware                     1-15062                 13-4099534
           ----------------------------------------------------------------
        (State or other jurisdiction   (Commission             (I.R.S. Employer
           of incorporation)            File Number)         Identification No.)


                 75 Rockefeller Plaza, New York, New York 10019
                 ----------------------------------------------
               (Address of principal executive offices)(zip code)


                                  212 484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)

Item. 5.  Other Events.

On January 12, 2003, AOL Time Warner Inc. ("AOLTW" or the "Company") announced that Stephen M. Case had notified the Company that he had decided to step down as Chairman of the Company effective at the annual meeting of stockholders to be held in May 2003, but would continue to serve as a director of the Company. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7. Exhibits.

Exhibit                    Description
-------                    -----------

99.1                       Press release issued January 12, 2003 by AOLTW.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AOL TIME WARNER INC.


                                              By:   /s/ Wayne H. Pace
                                                    ----------------------------
                                              Name: Wayne H. Pace
                                             Title: Executive Vice President and
                                                     Chief Financial Officer

Date:      January 14, 2003

                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release issued January 12, 2003 by AOLTW.